     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 26, 2000



                                                      REGISTRATION NO. 333-41512

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                           --------------------------

                       DOBSON COMMUNICATIONS CORPORATION

             (Exact name of registrant as specified in its charter)

           OKLAHOMA                        4812                  73-1513309
 (State or other jurisdiction        (Primary Standard        (I.R.S. Employer
              of                        Industrial           Identification No.)
incorporation or organization)  Classification Code Number)

                           --------------------------


        13439 NORTH BROADWAY EXTENSION                          BRUCE R. KNOOIHUIZEN
                   SUITE 200                               13439 NORTH BROADWAY EXTENSION
                                                                      SUITE 200
         OKLAHOMA CITY, OKLAHOMA 73114                      OKLAHOMA CITY, OKLAHOMA 73114
                (405) 529-8500                                     (405) 529-8500
  (Address, including Zip Code, and telephone               (Name, address, including Zip
        number, including area code, of                      Code, and telephone number,
            registrant's principal                             including area code, of
              executive offices)                                 agent for service)


                           --------------------------

                                   COPIES TO:

                             THEODORE M. ELAM, ESQ.
                    MCAFEE & TAFT A PROFESSIONAL CORPORATION
                       TENTH FLOOR, TWO LEADERSHIP SQUARE
                               211 NORTH ROBINSON
                         OKLAHOMA CITY, OKLAHOMA 73102
                                 (405) 235-9621
                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.
                           --------------------------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement under the earlier effective registration statement for the same offering. / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                          PROPOSED MAXIMUM     PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF             AMOUNT TO         OFFERING PRICE          AGGREGATE            AMOUNT OF
   SECURITIES TO BE REGISTERED         BE REGISTERED         PER UNIT(1)       OFFERING PRICE(1)    REGISTRATION FEE
10 7/8% Senior Notes due 2010.....     $300,000,000             100%             $300,000,000          $79,200(1)

(1) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(f)(2).
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8, MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II



ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


    (a) Exhibits



             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
             2.1              Asset Purchase Agreement dated October 9, 1997 between
                                Texas 16 Cellular Telephone Company and Dobson Cellular
                                of Texas, Inc.                                                                       (1) [2.1]
             2.2.1            Stock Purchase Agreement dated November 17, 1997 as amended by Amendment No. 1 thereto effective as of March 18, 1998
                                between the shareholders of Cellular 2000 Telephone Co.
                                listed therein and Dobson Cellular of California, Inc.                            (2) [2.6.1]
             2.2.2            Stock Purchase Agreement dated March 19, 1998 between RSA
                                339, Inc. and AT&T Wireless Services, Inc. and Dobson
                                Cellular of California, Inc.                                                       (2) [2.6.2]
             2.3              Securities Purchase Agreement dated March 25, 1998 between
                                Santa Cruz Cellular Telephone, Inc. and its shareholders
                                and optionholders listed therein and Dobson Cellular of
                                California, Inc.                                                                     (2) [2.7]
             2.4              Agreement and Plan of Merger dated July 28, 1998 between
                                Sygnet Wireless, Inc. and Dobson/Sygnet Operating Company
                                (formerly known as Front Nine Operating Company) (without
                                schedules).                                                                          (3) [2.0]
             2.5              Asset Purchase Agreement dated August 20, 1998, between Ohio
                                Wireless Communications, L.L.C. and Dobson Cellular of
                                Sandusky.                                                                            (4) [2.9]
             2.6              Asset Purchase Agreement dated as of September 2, 1998
                                between A-1 Cellular of Texas, L.P. and Dobson Cellular of
                                Navarro, Inc.                                                                       (4) [2.10]
             2.7              Asset Purchase Agreement dated November 24, 1998 between
                                First Cellular of Maryland, Inc. and Dobson Cellular of
                                Maryland, Inc.                                                                      (4) [2.11]
             2.8              Agreement to furnish unfiled schedules.                                               (4) [2.12]
             2.9              Asset Purchase Agreement dated September 8, 1999 by and
                                between ACC Arizona Cellular Communications, Inc. and
                                Dobson Cellular of Imperial, Inc.                                                  (12) [2.9]
             2.10             Asset Purchase Agreement dated September 30, 1999 between
                                Alaska 3 Cellular, LLC and Dobson Cellular Systems, Inc.                          (12) [2.10]
             2.11             Agreement and Plan of Merger dated October 5, 1999 among ACC
                                Acquisition LLC, ACC Acquisition Co. and American Cellular
                                Corporation.                                                                      (12) [2.11]
             2.12             Asset Purchase Agreement dated October 6, 1999 between
                                Pacific Telecom Cellular of Alaska RSA 1, Inc. and Dobson
                                Cellular Systems, Inc.                                                            (12) [2.12]
             2.13             Asset Purchase Agreement dated October 25, 1999 between
                                Trillium Cellular Corp., Interstate Cellular Holdings
                                Corp., Universal Telecell, Inc. (d/b/a Unitel Wireless
                                Communications Systems, Inc.) and Dobson Cellular Systems,
                                Inc.                                                                              (12) [2.13]
             2.14             License Acquisition Agreement dated November 9, 1999 among
                                DCC PCS, Inc., Royal Wireless, L.L.C., Arnage Wireless,
                                L.L.C. and (with respect to Section 10.12 only) AT&T
                                Wireless Services, Inc.                                                           (12) [2.14]

             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
             2.15             Agreement and Plan of Recapitalization among Dobson
                                Communications Corporation, Dobson Operating Company,
                                Dobson CC Limited Partnership, Russell L. Dobson, J.W.
                                Childs Equity Partners II, L.P., AT&T Wireless, Inc. and
                                the other stockholders of Dobson Communications
                                Corporation's Class A Common Stock and Class D Preferred
                                Stock.                                                                            (12) [2.15]
             2.16             Asset Purchase Agreement for Michigan 10.                                           (12) [2.16]
             2.17             Asset Purchase Agreement dated January 5, 2000 for Texas 9 by and between Lone Star Cellular, Inc., PCM, Inc. and
                                Dobson Cellular Systems, Inc.                                                     (12) [2.17]
             2.18             AT&T Stock Purchase Agreement dated February 4, 2000.                               (12) [2.18]
             3.1              Registrant's Amended and Restated Certificate of
                                Incorporation.                                                                     (12) [3.1]
             3.2              Registrant's Amended and Restated Bylaws.                                            (12) [3.2]
             4.1              Credit Agreement among the Agents and Lenders named therein and Dobson/Sygnet Operating Company, dated as of
                                December 23, 1998.                                                                  (4) [4.4]
             4.2              $17.5 million Term Loan Agreement between Dobson Tower
                                Company and NationsBank, N.A. dated as of December 23,
                                1998.                                                                               (4) [4.5]
             4.3              Amended, Restated, and Consolidated Revolving Credit and
                                Term Loan Agreement dated as of January 18, 2000 among
                                Dobson Operating Company, Banc of America Securities, LLC,
                                Bank of America, N.A., Lehman Commercial Paper Inc. and TD
                                Securities (USA) Inc., and First Union National Bank and
                                PNC Bank, National Association, and the Lenders.                                   (12) [4.6]
             4.4              Indenture dated as of February 28, 1997 between the
                                Registrant, as Issuer, and United States Trust Company of
                                New York, as Trustee.                                                               (8) [4.6]
             4.5              Escrow and Security Agreement dated February 28, 1997 among the Registrant as Pledgor, and Morgan Stanley & Co.
                                Incorporated, Alex. Brown & Sons Incorporated, First Union
                                Capital Markets, and NationsBanc Capital Markets, Inc., as
                                Placement Agents, and United States Trust Company of New
                                York, as Trustee.                                                                   (8) [4.9]
             4.6              Indenture dated December 23, 1998 between Dobson/Sygnet
                                Communications Company, as Issuer, and United States Trust
                                Company of New York, as Trustee.                                                     (3) [4.1]
             4.7              Collateral Pledge and Security Agreement dated December 23,
                                1998 between Dobson/Sygnet Communications Company, as
                                Pledgor, and NationsBanc Montgomery Securities LLC, Lehman
                                Brothers Inc., First Union Capital Markets, a division of
                                Wheat First Securities, Inc. and TD Securities (USA) Inc.,
                                as Initial Purchasers, and United States Trust Company of
                                New York, as Trustee.                                                              (4) [4.18]
             4.8              Form of Common Stock Certificate.                                                   (12) [4.16]
             4.9              Indenture dated June 22, 2000 by the Registrant and United
                                States Trust Company of New York, as Trustee                                         (13) [4]
             5                Opinion of McAfee & Taft A Professional Corporation.                                         (5)
            10.1.1*           Registrant's 1996 Stock Option Plan, as amended.                                   (4) [10.1.1]
            10.1.2*           Form of 2000-1 Amendment to the DCC 1996 Stock Option Plan.                       (12) [10.1.3]

             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
            10.1.3*           Form of Dobson Communications Corporation 2000 Stock
                                Incentive Plan.                                                                 (12) [10.1.4]
            10.2.2            Promissory Note dated February 10, 1997 of G. Edward Evans in the amount of $300,000 in favor of Western Financial
                                Services Corp.                                                                   (8) [10.2.1]
            10.2.3            Stock Purchase Agreement, dated December 23, 1998 among the
                                Registrant, the Fleet Investors and the other entities
                                listed therein.                                                                  (4) [10.2.5]
            10.2.4            Asset Purchase Agreement dated December 23, 1998 by and
                                between Sygnet Communications, Inc. and Dobson Tower
                                Company.                                                                         (4) [10.2.6]
            10.2.5.1          Asset Purchase Agreement dated July 6, 1999 by and among
                                American Tower Corporation, American Tower, LP, Dobson
                                Tower Company and the Registrant as Sole Shareholder of
                                Dobson Tower, as amended.                                                     (12) [10.2.6.1]
            10.2.6            Master Site License Agreement dated December 23, 1998 by and between Sygnet Communications, Inc. and Dobson Tower
                                Company.                                                                         (4) [10.2.7]
            10.3.1*           Letter dated June 3, 1996 from Registrant to Bruce R.
                                Knooihuizen describing employment arrangement.                                   (8) [10.3.2]
            10.3.2*           Letter dated October 15, 1996 from Fleet Equity Partners to
                                Justin L. Jaschke regarding director compensation.                               (8) [10.3.3]
            10.3.3*           Letter dated December 26, 1996 from Registrant to G. Edward
                                Evans describing employment arrangement.                                         (8) [10.3.1]
            10.3.4*           Letter dated September 16, 1997 from Registrant to William
                                J. Hoffman, Jr. describing employment arrangement.                                (2) [10.3.4]
            10.3.5*           Letter dated October 28, 1997 from Registrant to R. Thomas
                                Morgan describing employment arrangement.                                         (2) [10.3.5]
            10.3.6*           Letter dated August 25, 1998 from Registrant to Richard D.
                                Sewell, Jr. describing employment arrangement.                                   (4) [10.3.6]
            10.3.7*           Consulting Agreement dated December 21, 1998 between
                                Registrant and Albert H. Pharis, Jr.                                             (4) [10.3.7]
            10.3.8*           Consulting Agreement dated August 15, 1998 between the
                                Registrant and Russell L. Dobson and Addendum thereto
                                dated October 1, 1998.                                                          (12) [10.3.8]
            10.3.9*           Letter dated September 24, 1998 from Registrant to Craig T.
                                Sheetz describing employment arrangement.                                       (12) [10.3.9]
            10.4.1            North American Cellular Network Services Agreement dated
                                August 26, 1992 between North American Cellular Network,
                                Inc. and Dobson Cellular Systems, Inc.                                           (8) [10.4.2]
            10.4.2            General Purchase Agreement dated January 13, 1998 between
                                Lucent Technologies, Inc. and Dobson Cellular Systems,
                                Inc.                                                                              (2) [10.4.7]
            10.4.3            Amendment No. 1 to General Purchase Agreement between the
                                Registrant and Lucent Technologies, Inc.                                                   (5)
            10.4.4            Operating Agreement dated January 16, 1998 between AT&T
                                Wireless Services, Inc. and Dobson Cellular Systems, Inc.                       (12) [10.4.4]
            10.4.5            Fourth Amended General Purchase Agreement dated January 5,
                                1999 between Northern Telecom Inc. and Registrant.                                (2) [10.4.8]
            10.4.6            Fifth Amended General Purchase Agreement between Northern
                                Telecom Inc. and Registrant                                                                (5)

             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
            10.4.7            Sixth Amended General Purchase Agreement between Nortel
                                (formerly Northern Telecom) and Registrant                                                 (5)
            10.6              Second Amended and Restated Partnership Agreement of Gila
                                River Cellular General Partnership dated September 30,
                                1997.                                                                             (11) [10.8]
            10.7.1            Investment and Transaction Agreement, dated December 23,
                                1998, among the Registrant, Dobson CC Limited Partnership
                                and J. W. Childs Equity Partners II, L.P. (without
                                exhibits).                                                                       (4) [10.8.1]
            10.7.2            Stockholder and Investor Rights Agreement, dated
                                December 23, 1998 among the Registrant and the
                                shareholders listed therein, (without exhibits).                                 (4) [10.8.2]
            10.7.2.1          Amendment to Stockholder and Investors Rights Agreement,
                                dated April 13, 1999 among the Registrant and the
                                Shareholders listed therein (without exhibits).                                (4) [10.8.2.1]
            10.7.2.2          Amended and Restated Stockholders and Investor Rights
                                Agreement dated September 17, 1999 by and among the
                                Registrant and the Cash Equity Investors, as listed and
                                defined therein (without exhibits).                                           (12) [10.7.2.2]
            10.7.2.3          Stockholder and Investor Rights Agreement dated January 31,
                                2000 among the Registrant and the Shareholders listed
                                therein (without exhibits).                                                   (12) [10.7.2.3]
            10.7.3            Investors Agreement, dated December 23, 1998, among the
                                Registrant, and certain shareholders of Sygnet Wireless,
                                Inc. and their affiliates listed therein.                                        (4) [10.8.3]
            10.8              License Agreement dated February 15, 1999 between Registrant
                                and H.O. Systems, Inc.                                                            (10) [10.9]
            10.9*             Form of Dobson Communications Corporation Director
                                Indemnification Agreement.                                                        (12) [10.9]
            10.10             Agreement and Plan of Reorganization and Corporation
                                Separation.                                                                      (12) [10.10]
            10.11             Agreement by and among Dobson Communications Corporation and
                                Dobson's shareholders regarding the distribution of Logix
                                Communications Enterprises, Inc. stock.                                          (12) [10.11]
            10.12             Registration Rights Agreement dated June 22, 2000 between
                                Dobson Communications Corporation, Banc of America
                                Securities LLC, Lehman Brothers Inc. and Deutsche Bank
                                Securities Inc.                                                                   (13) [10.1]
            10.13             Amendment, Waiver and Consent to the Dobson Operating Co.
                                credit agreement dated as of June 19, 2000 among Dobson
                                Operating Co., L.L.C., as Borrower, Bank of
                                America, N.A., as Administrative Agent, Required Lenders
                                and Guarantors                                                                    (13) [10.2]
            21                List of Subsidiaries.                                                                 (12) [21]
            23.1              Consent of McAfee & Taft A Professional Corporation will be
                                contained in Exhibit 5 hereto.                                                            (14)
            23.2              Consent of Arthur Andersen LLP (Oklahoma City--DCC).                                        (14)
            23.3              Consent of Ernst & Young LLP (Cleveland--Sygnet).                                           (14)
            23.4              Consent of Ernst & Young LLP (Chicago--American Cellular).                                  (14)
            24                Power of Attorney.                                                                          (14)

             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
            99.1*             Form of Dobson Communications Corporation 2000 Stock
                                Incentive Plan Incentive Stock Option Agreement.                                  (13) [99.1]
            99.2*             Form of Dobson Communications Corporation 2000 Stock
                                Incentive Plan Nonqualified Stock Option Agreement.                               (13) [99.2]
            99.3              Letter of Transmittal                                                                        (5)
            99.4              Notice of Guaranteed Delivery                                                                (5)
            99.5              Broker Letter                                                                                (5)
            99.6              Client Letter                                                                                (5)
            99.7              Instruction to Beneficial Holders                                                            (5)
            99.8              Guidelines for Certification of Taxpayer Identification
                                Number                                                                                     (5)


------------------------

*   Management contract or compensatory plan or arrangement.

(1) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on April 10, 1998, as the exhibit number indicated in brackets and incorporated by reference herein.

(2) Filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as the exhibit number indicated in brackets and incorporated by reference herein.

(3) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on January 7, 1999, as the exhibit number indicated in brackets and incorporated by reference herein.

(4) Filed as an exhibit to the Registrant's Registration Statement on Form S-4 (Registration No. 333-71633), as the exhibit number indicated in brackets and incorporated by reference herein.

(5) Filed herewith.

(6) Filed as an exhibit to the Registrant's Registration Statement on Form S-4 (Registration No. 333-50107), as the exhibit number indicated in brackets and incorporated by reference herein.

(7) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on May 27, 1999, as the exhibit number indicated in brackets and incorporated by reference herein.

(8) Filed as an exhibit to the Registrant's Registration Statement of Form S-4 (Registration No. 333-23769), as the exhibit number indicated in brackets and incorporated by reference herein.

(9) Filed as an exhibit to the Registrant's Current Report on Form 8-K on June 30, 1998, as the exhibit number indicated in brackets and incorporated by reference herein.

(10) Filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 as the exhibit number indicated in brackets and incorporated by reference herein.

(11) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on October 15, 1997 and amended on November 6, 1997, as the exhibit number indicated in brackets and incorporated by reference herein.

(12) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (Registration No. 333-90759), as the exhibit number indicated in brackets and incorporated by reference herein.

(13) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on July 6, 2000, as the exhibit number indicated in brackets and incorporated by reference herein.


(14) Previously filed as an exhibit to this Registration Statement.


    (b) Financial Statement Schedules

       None

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on the 26th day of July, 2000.


                                                       DOBSON COMMUNICATIONS CORPORATION

                                                       By:            /s/ EVERETT R. DOBSON*
                                                            -----------------------------------------
                                                                        Everett R. Dobson
                                                            CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF
                                                                        EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of July, 2000.


                        NAME                                               TITLE
                        ----                                               -----
               /s/ EVERETT R. DOBSON*                  Chairman of the Board, President and Chief
     -------------------------------------------         Executive Officer (Principal Executive
                  Everett R. Dobson                      Officer) and Director

               /s/ STEPHEN T. DOBSON*                  Secretary and Director
     -------------------------------------------
                  Stephen T. Dobson

              /s/ BRUCE R. KNOOIHUIZEN*                Vice President and Chief Financial Officer
     -------------------------------------------         (Principal Financial Officer)
                Bruce R. Knooihuizen

                 /s/ TRENT LEFORCE*                    Corporate Controller (Principal Accounting
     -------------------------------------------         Officer)
                    Trent LeForce

                                                       Director
     -------------------------------------------
                  Russell L. Dobson

                  /s/ FRED J. HALL*                    Director
     -------------------------------------------
                    Fred J. Hall

                                                       Director
     -------------------------------------------
                  Justin L. Jaschke

             /s/ ALBERT H. PHARIS, JR.*                Director
     -------------------------------------------
                Albert H. Pharis, Jr.

                /s/ DANA L. SCHMALTZ*                  Director
     -------------------------------------------
                  Dana L. Schmaltz


*By:                  /s/ RONALD L. RIPLEY
             --------------------------------------
                        Ronald L. Ripley
                        ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
             2.1              Asset Purchase Agreement dated October 9, 1997 between
                                Texas 16 Cellular Telephone Company and Dobson Cellular
                                of Texas, Inc.                                                                       (1) [2.1]
             2.2.1            Stock Purchase Agreement dated November 17, 1997 as amended by Amendment No. 1 thereto effective as of March 18, 1998
                                between the shareholders of Cellular 2000 Telephone Co.
                                listed therein and Dobson Cellular of California, Inc.                            (2) [2.6.1]
             2.2.2            Stock Purchase Agreement dated March 19, 1998 between RSA
                                339, Inc. and AT&T Wireless Services, Inc. and Dobson
                                Cellular of California, Inc.                                                       (2) [2.6.2]
             2.3              Securities Purchase Agreement dated March 25, 1998 between
                                Santa Cruz Cellular Telephone, Inc. and its shareholders
                                and optionholders listed therein and Dobson Cellular of
                                California, Inc.                                                                     (2) [2.7]
             2.4              Agreement and Plan of Merger dated July 28, 1998 between
                                Sygnet Wireless, Inc. and Dobson/Sygnet Operating Company
                                (formerly known as Front Nine Operating Company) (without
                                schedules).                                                                          (3) [2.0]
             2.5              Asset Purchase Agreement dated August 20, 1998, between Ohio
                                Wireless Communications, L.L.C. and Dobson Cellular of
                                Sandusky.                                                                            (4) [2.9]
             2.6              Asset Purchase Agreement dated as of September 2, 1998
                                between A-1 Cellular of Texas, L.P. and Dobson Cellular of
                                Navarro, Inc.                                                                       (4) [2.10]
             2.7              Asset Purchase Agreement dated November 24, 1998 between
                                First Cellular of Maryland, Inc. and Dobson Cellular of
                                Maryland, Inc.                                                                      (4) [2.11]
             2.8              Agreement to furnish unfiled schedules.                                               (4) [2.12]
             2.9              Asset Purchase Agreement dated September 8, 1999 by and
                                between ACC Arizona Cellular Communications, Inc. and
                                Dobson Cellular of Imperial, Inc.                                                  (12) [2.9]
             2.10             Asset Purchase Agreement dated September 30, 1999 between
                                Alaska 3 Cellular, LLC and Dobson Cellular Systems, Inc.                          (12) [2.10]
             2.11             Agreement and Plan of Merger dated October 5, 1999 among ACC
                                Acquisition LLC, ACC Acquisition Co. and American Cellular
                                Corporation.                                                                      (12) [2.11]
             2.12             Asset Purchase Agreement dated October 6, 1999 between
                                Pacific Telecom Cellular of Alaska RSA 1, Inc. and Dobson
                                Cellular Systems, Inc.                                                            (12) [2.12]
             2.13             Asset Purchase Agreement dated October 25, 1999 between
                                Trillium Cellular Corp., Interstate Cellular Holdings
                                Corp., Universal Telecell, Inc. (d/b/a Unitel Wireless
                                Communications Systems, Inc.) and Dobson Cellular Systems,
                                Inc.                                                                              (12) [2.13]
             2.14             License Acquisition Agreement dated November 9, 1999 among
                                DCC PCS, Inc., Royal Wireless, L.L.C., Arnage Wireless,
                                L.L.C. and (with respect to Section 10.12 only) AT&T
                                Wireless Services, Inc.                                                           (12) [2.14]
             2.15             Agreement and Plan of Recapitalization among Dobson
                                Communications Corporation, Dobson Operating Company,
                                Dobson CC Limited Partnership, Russell L. Dobson, J.W.
                                Childs Equity Partners II, L.P., AT&T Wireless, Inc. and
                                the other stockholders of Dobson Communications
                                Corporation's Class A Common Stock and Class D Preferred
                                Stock.                                                                            (12) [2.15]
             2.16             Asset Purchase Agreement for Michigan 10.                                           (12) [2.16]

             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
             2.17             Asset Purchase Agreement dated January 5, 2000 for Texas 9 by and between Lone Star Cellular, Inc., PCM, Inc. and
                                Dobson Cellular Systems, Inc.                                                     (12) [2.17]
             2.18             AT&T Stock Purchase Agreement dated February 4, 2000.                               (12) [2.18]
             3.1              Registrant's Amended and Restated Certificate of
                                Incorporation.                                                                     (12) [3.1]
             3.2              Registrant's Amended and Restated Bylaws.                                            (12) [3.2]
             4.1              Credit Agreement among the Agents and Lenders named therein and Dobson/Sygnet Operating Company, dated as of
                                December 23, 1998.                                                                  (4) [4.4]
             4.2              $17.5 million Term Loan Agreement between Dobson Tower
                                Company and NationsBank, N.A. dated as of December 23,
                                1998.                                                                               (4) [4.5]
             4.3              Amended, Restated, and Consolidated Revolving Credit and
                                Term Loan Agreement dated as of January 18, 2000 among
                                Dobson Operating Company, Banc of America Securities, LLC,
                                Bank of America, N.A., Lehman Commercial Paper Inc. and TD
                                Securities (USA) Inc., and First Union National Bank and
                                PNC Bank, National Association, and the Lenders.                                   (12) [4.6]
             4.4              Indenture dated as of February 28, 1997 between the
                                Registrant, as Issuer, and United States Trust Company of
                                New York, as Trustee.                                                               (8) [4.6]
             4.5              Escrow and Security Agreement dated February 28, 1997 among the Registrant as Pledgor, and Morgan Stanley & Co.
                                Incorporated, Alex. Brown & Sons Incorporated, First Union
                                Capital Markets, and NationsBanc Capital Markets, Inc., as
                                Placement Agents, and United States Trust Company of New
                                York, as Trustee.                                                                   (8) [4.9]
             4.6              Indenture dated December 23, 1998 between Dobson/Sygnet
                                Communications Company, as Issuer, and United States Trust
                                Company of New York, as Trustee.                                                     (3) [4.1]
             4.7              Collateral Pledge and Security Agreement dated December 23,
                                1998 between Dobson/Sygnet Communications Company, as
                                Pledgor, and NationsBanc Montgomery Securities LLC, Lehman
                                Brothers Inc., First Union Capital Markets, a division of
                                Wheat First Securities, Inc. and TD Securities (USA) Inc.,
                                as Initial Purchasers, and United States Trust Company of
                                New York, as Trustee.                                                              (4) [4.18]
             4.8              Form of Common Stock Certificate.                                                   (12) [4.16]
             4.9              Indenture dated June 22, 2000 by the Registrant and United
                                States Trust Company of New York, as Trustee                                         (13) [4]
             5                Opinion of McAfee & Taft A Professional Corporation.                                         (5)
            10.1.1*           Registrant's 1996 Stock Option Plan, as amended.                                   (4) [10.1.1]
            10.1.2*           Form of 2000-1 Amendment to the DCC 1996 Stock Option Plan.                       (12) [10.1.3]
            10.1.3*           Form of Dobson Communications Corporation 2000 Stock
                                Incentive Plan.                                                                 (12) [10.1.4]
            10.2.2            Promissory Note dated February 10, 1997 of G. Edward Evans in the amount of $300,000 in favor of Western Financial
                                Services Corp.                                                                   (8) [10.2.1]
            10.2.3            Stock Purchase Agreement, dated December 23, 1998 among the
                                Registrant, the Fleet Investors and the other entities
                                listed therein.                                                                  (4) [10.2.5]
            10.2.4            Asset Purchase Agreement dated December 23, 1998 by and
                                between Sygnet Communications, Inc. and Dobson Tower
                                Company.                                                                         (4) [10.2.6]

             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
            10.2.5.1          Asset Purchase Agreement dated July 6, 1999 by and among
                                American Tower Corporation, American Tower, LP, Dobson
                                Tower Company and the Registrant as Sole Shareholder of
                                Dobson Tower, as amended.                                                     (12) [10.2.6.1]
            10.2.6            Master Site License Agreement dated December 23, 1998 by and between Sygnet Communications, Inc. and Dobson Tower
                                Company.                                                                         (4) [10.2.7]
            10.3.1*           Letter dated June 3, 1996 from Registrant to Bruce R.
                                Knooihuizen describing employment arrangement.                                   (8) [10.3.2]
            10.3.2*           Letter dated October 15, 1996 from Fleet Equity Partners to
                                Justin L. Jaschke regarding director compensation.                               (8) [10.3.3]
            10.3.3*           Letter dated December 26, 1996 from Registrant to G. Edward
                                Evans describing employment arrangement.                                         (8) [10.3.1]
            10.3.4*           Letter dated September 16, 1997 from Registrant to William
                                J. Hoffman, Jr. describing employment arrangement.                                (2) [10.3.4]
            10.3.5*           Letter dated October 28, 1997 from Registrant to R. Thomas
                                Morgan describing employment arrangement.                                         (2) [10.3.5]
            10.3.6*           Letter dated August 25, 1998 from Registrant to Richard D.
                                Sewell, Jr. describing employment arrangement.                                   (4) [10.3.6]
            10.3.7*           Consulting Agreement dated December 21, 1998 between
                                Registrant and Albert H. Pharis, Jr.                                             (4) [10.3.7]
            10.3.8*           Consulting Agreement dated August 15, 1998 between the
                                Registrant and Russell L. Dobson and Addendum thereto
                                dated October 1, 1998.                                                          (12) [10.3.8]
            10.3.9*           Letter dated September 24, 1998 from Registrant to Craig T.
                                Sheetz describing employment arrangement.                                       (12) [10.3.9]
            10.4.1            North American Cellular Network Services Agreement dated
                                August 26, 1992 between North American Cellular Network,
                                Inc. and Dobson Cellular Systems, Inc.                                           (8) [10.4.2]
            10.4.2            General Purchase Agreement dated January 13, 1998 between
                                Lucent Technologies, Inc. and Dobson Cellular Systems,
                                Inc.                                                                              (2) [10.4.7]
            10.4.3            Amendment No. 1 to General Purchase Agreement between the
                                Registrant and Lucent Technologies, Inc.                                                   (5)
            10.4.4            Operating Agreement dated January 16, 1998 between AT&T
                                Wireless Services, Inc. and Dobson Cellular Systems, Inc.                       (12) [10.4.4]
            10.4.5            Fourth Amended General Purchase Agreement dated January 5,
                                1999 between Northern Telecom Inc. and Registrant.                                (2) [10.4.8]
            10.4.6            Fifth Amended General Purchase Agreement between Northern
                                Telecom Inc. and Registrant                                                                (5)
            10.4.7            Sixth Amended General Purchase Agreement between Nortel
                                (formerly Northern Telecom) and Registrant                                                 (5)
            10.6              Second Amended and Restated Partnership Agreement of Gila
                                River Cellular General Partnership dated September 30,
                                1997.                                                                             (11) [10.8]
            10.7.1            Investment and Transaction Agreement, dated December 23,
                                1998, among the Registrant, Dobson CC Limited Partnership
                                and J. W. Childs Equity Partners II, L.P. (without
                                exhibits).                                                                       (4) [10.8.1]
            10.7.2            Stockholder and Investor Rights Agreement, dated
                                December 23, 1998 among the Registrant and the
                                shareholders listed therein, (without exhibits).                                 (4) [10.8.2]

             EXHIBIT
             NUMBERS                                  DESCRIPTION                                    METHOD OF FILING
      ---------------------                           -----------                           ----------------------------------
            10.7.2.1          Amendment to Stockholder and Investors Rights Agreement,
                                dated April 13, 1999 among the Registrant and the
                                Shareholders listed therein (without exhibits).                                (4) [10.8.2.1]
            10.7.2.2          Amended and Restated Stockholders and Investor Rights
                                Agreement dated September 17, 1999 by and among the
                                Registrant and the Cash Equity Investors, as listed and
                                defined therein (without exhibits).                                           (12) [10.7.2.2]
            10.7.2.3          Stockholder and Investor Rights Agreement dated January 31,
                                2000 among the Registrant and the Shareholders listed
                                therein (without exhibits).                                                   (12) [10.7.2.3]
            10.7.3            Investors Agreement, dated December 23, 1998, among the
                                Registrant, and certain shareholders of Sygnet Wireless,
                                Inc. and their affiliates listed therein.                                        (4) [10.8.3]
            10.8              License Agreement dated February 15, 1999 between Registrant
                                and H.O. Systems, Inc.                                                            (10) [10.9]
            10.9*             Form of Dobson Communications Corporation Director
                                Indemnification Agreement.                                                        (12) [10.9]
            10.10             Agreement and Plan of Reorganization and Corporation
                                Separation.                                                                      (12) [10.10]
            10.11             Agreement by and among Dobson Communications Corporation and
                                Dobson's shareholders regarding the distribution of Logix
                                Communications Enterprises, Inc. stock.                                          (12) [10.11]
            10.12             Registration Rights Agreement dated June 22, 2000 between
                                Dobson Communications Corporation, Banc of America
                                Securities LLC, Lehman Brothers Inc. and Deutsche Bank
                                Securities Inc.                                                                   (13) [10.1]
            10.13             Amendment, Waiver and Consent to the Dobson Operating Co.
                                credit agreement dated as of June 19, 2000 among Dobson
                                Operating Co., L.L.C., as Borrower, Bank of
                                America, N.A., as Administrative Agent, Required Lenders
                                and Guarantors                                                                    (13) [10.2]
            21                List of Subsidiaries.                                                                 (12) [21]
            23.1              Consent of McAfee & Taft A Professional Corporation will be
                                contained in Exhibit 5 hereto.                                                            (14)
            23.2              Consent of Arthur Andersen LLP (Oklahoma City--DCC).                                        (14)
            23.3              Consent of Ernst & Young LLP (Cleveland--Sygnet).                                           (14)
            23.4              Consent of Ernst & Young LLP (Chicago--American Cellular).                                  (14)
            24                Power of Attorney.                                                                          (14)
            99.1*             Form of Dobson Communications Corporation 2000 Stock
                                Incentive Plan Incentive Stock Option Agreement.                                  (13) [99.1]
            99.2*             Form of Dobson Communications Corporation 2000 Stock
                                Incentive Plan Nonqualified Stock Option Agreement.                               (13) [99.2]
            99.3              Letter of Transmittal                                                                        (5)
            99.4              Notice of Guaranteed Delivery                                                                (5)
            99.5              Broker Letter                                                                                (5)
            99.6              Client Letter                                                                                (5)
            99.7              Instruction to Beneficial Holders                                                            (5)
            99.8              Guidelines for Certification of Taxpayer Identification
                                Number                                                                                     (5)


------------------------

*   Management contract or compensatory plan or arrangement.

(1) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on April 10, 1998, as the exhibit number indicated in brackets and incorporated by reference herein.

(2) Filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 as the exhibit number indicated in brackets and incorporated by reference herein.

(3) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on January 7, 1999, as the exhibit number indicated in brackets and incorporated by reference herein.

(4) Filed as an exhibit to the Registrant's Registration Statement on Form S-4 (Registration No. 333-71633), as the exhibit number indicated in brackets and incorporated by reference herein.

(5) Filed herewith.

(6) Filed as an exhibit to the Registrant's Registration Statement on Form S-4 (Registration No. 333-50107), as the exhibit number indicated in brackets and incorporated by reference herein.

(7) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on May 27, 1999, as the exhibit number indicated in brackets and incorporated by reference herein.

(8) Filed as an exhibit to the Registrant's Registration Statement of Form S-4 (Registration No. 333-23769), as the exhibit number indicated in brackets and incorporated by reference herein.

(9) Filed as an exhibit to the Registrant's Current Report on Form 8-K on June 30, 1998, as the exhibit number indicated in brackets and incorporated by reference herein.

(10) Filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 as the exhibit number indicated in brackets and incorporated by reference herein.

(11) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on October 15, 1997 and amended on November 6, 1997, as the exhibit number indicated in brackets and incorporated by reference herein.

(12) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (Registration No. 333-90759), as the exhibit number indicated in brackets and incorporated by reference herein.

(13) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on July 6, 2000, as the exhibit number indicated in brackets and incorporated by reference herein.


(14) Previously filed as an exhibit to this Registration Statement.